SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2004

                                             LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue

                                   New York, New York 10019

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Form T-1

On May 11, 2004, LEHMAN ABS CORPORATION (the “Company”) is filing a Form T-1 to designate Wells Fargo Bank, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/  Matthew Lewis

Name:

Matthew Lewis

Title:

Senior Vice President

Dated: May 11, 2004

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the
Trust Indenture Act of 1939, as amended.

EXHIBIT 25